LM INSTITUTIONAL FUND ADVISORS II, INC.
                        LM Value Institutional Portfolio
                      Brandywine Small Cap Value Portfolio


                               Semi-Annual Report
                               September 30, 1998

[LM INSTITUTIONAL ADVISORS LOGO HERE]


November 30, 1998


Dear Shareholder:

We are pleased to provide you with the financial statements for the LM Institutional Fund Advisors II portfolios for the periods ending September 30, 1998.

Attached are brief narratives from the Portfolio Managers of the LM Value Institutional and Brandywine Small Cap Value Portfolios detailing key developments as they pertain to your investment.

If you have any questions, please do not hesitate to contact us at 1-888-425-6432. We look forward to hearing from you.


Sincerely,



/s/ Joseph L. Orlando
_____________________
Joseph L. Orlando
President

PORTFOLIO MANAGER COMMENTARY
LM Value Institutional Portfolio


Dear Shareholder:

Welcome to LM Value Institutional. Since this is our first letter to you, we thought it might be helpful to discuss our investment approach. Our philosophy is grounded in the search for undervalued businesses that we believe trade at significant discounts to what they are worth. Our approach is fundamentally based, value driven and long-term oriented. Our objective is to build a portfolio of stocks purchased at large discounts to the economic value of the underlying businesses. Price and value are often poorly correlated over the short term, so whether a stock or industry is acting well or badly in the market is of interest only insofar as we may be able to improve returns for fund owners by selling when price moves well above value, and buying when the market is unduly pessimistic. Our results can and do differ from those of the market and shareholders should be prepared for results that may lag or exceed those of the indices in no predictable fashion quarter to quarter.

We do not construct our portfolio with an eye to the S&P's industry groupings, and do not try to guess the next economic number or the next story on the tape. We do not try to anticipate the vicissitudes of investor psychology or the timing of the next correction or rally. We have learned over the years that predicting the market is futile; understanding it is challenging enough. Our charge is to beat our benchmark, the S&P 500 Index. Although this may sound simple, it has been very difficult for anyone to consistently achieve over time.


Comment on Current Market Conditions

         "I do not claim that all market behavior is a rational response to changes in the real world. But most of it must be."

                                           Alan Greenspan, September 4, 1998

At the end of July, the S&P 500 was up 17.71%. Since then, the stock market suffered its worst quarter of the decade as the S&P fell 9.95%, the Dow 11.97%, general equity funds 15.02%, and Lipper growth funds 13.44%.

The obvious question is what changed since the end of July, and what do we make of it?

The post morta on the quarter usually cite the crisis in Russia and its default on its debt as the precipitating event that shocked investors, raised their sensitivity to risk, and generated fears that the financial crisis that had been confined to Asia was spreading and may not be containable. Fed Chairman Greenspan gave credence to these concerns with his "oasis of prosperity" speech, noting that the U.S. was unlikely to remain unaffected by the financial storms sweeping the globe.

LM Value Institutional Portfolio

In mid-September, government officials appeared to be preparing to attempt to contain the crisis before it reached Latin America. Treasury Secretary Rubin said it was vital to our national interests that countries such as Brazil (whose GDP is half the total in Latin America), which have followed International Monetary Fund prescriptions, not have their progress derailed by forces outside their control. The administration signaled it was developing a financial aid package to assist Brazil, reinforcing the determination to try to isolate the contagion outside this hemisphere. Then Long-Term Capital Management happened.

Long-Term Capital, as you may have read, is a large hedge fund run by an all-star cast that includes two Nobel prize winning economists, a former Vice Chairman of the Fed, and several of the most accomplished traders in the financial community. As a result of substantial losses in the month of August, it had burned through most of its capital and needed additional equity or credit to prevent collapse. It was reported that its trading positions exceeded $100 billion, almost all of which were supported by debt. To put this in perspective, in the Latin debt crisis of the l980's, Chase Manhattan Bank had total exposure to all of Latin America of $26 billion, an amount sufficient to induce fears of collapse among investors.

In an extraordinary series of events, the Fed persuaded Long-Term's major creditors to advance an additional $3.5 billion of credit in exchange for 90% ownership and effective oversight of the firm. Long-Term's principals earlier rejected an offer led by investor Warren Buffett that would have transferred the firm's assets to Buffett in exchange for under $300 million of equity and another $3 billion or so of credit, along with contributions from AIG and Goldman Sachs. The rescue was cobbled together quickly due to the collective fears of the creditors and the Fed that the collapse of Long-Term might have destabilized financial markets as billions of dollars of assets were liquidated under duress.

These events stunned and panicked the markets. The crisis that was going to be contained before it infected Brazil suddenly showed up in Greenwich. It was as if the Center for Disease Control was preparing to dispatch a team to Africa to contain the ebola virus and the virus showed up in New York. Risk managers in banks and brokerage firms began asking clients for additional collateral as the fear of loss replaced the desire for profit. A small 25 basis point(1) decrease in short-term rates by the Fed was deemed insignificant by markets as investors engaged in a mad scramble for safety and liquidity.

The crescendo was reached on October 8th when the panic to dump stocks resulted in 920 new lows on the New York Stock Exchange. Yields on T-bills fell the next day over 20 basis points, a remarkable flight to quality. As is usually the case in financial markets, when investors en masse frantically desire a particular asset class, the opportunities typically lie elsewhere.

-------------------
(1) 100 basis points is 1%.

LM Value Institutional Portfolio

Just as markets failed to appreciate the effect of the Fed's raising rates a year and a half ago, we think they underestimate the impact of the modest easing already experienced. The genesis of the current crisis was that 25 basis point increase in interest rates, which occurred when inflation was 2.7%. By the end of l997, inflation had fallen to 1.4%. Real interest rates thus rose by over 150 basis points in less than nine months. That increase in real rates in the world's reserve currency led to a shift in risk preference by investors that gathered momentum as the year progressed, culminating in the panic seen in the third quarter.

Beginning shortly after the Fed raised rates last year, investors systematically began preferring quality and liquidity at the margin. (All important activity in complex adaptive systems begins at the margin.) They first sold Thai baht for dollars until the Thai government ran out of dollars and the currency peg blew apart. This situation was repeated in Korea with the won, in Malaysia with the ringgit, and so on. Investors not only sold emerging market currencies against the dollar, they also sold developed country currencies. They sold riskier small stocks in favor of safer big stocks. By this spring, they began to sell the bottom 450 stocks in the S&P 500 in favor of the top 50, whose performance accounted for all the index's gain. In April, investors began selling stocks for bonds, then as summer wore on, high yield bonds for investment grade, then investment grade and mortgage-backed for Treasuries. In the final scramble in early October, long- and intermediate-term Treasuries were sold for T-bills.

It was in this frantic atmosphere that the Fed cut rates. As happened last year with the increase, no one thought it was significant. But at the locus of last year's crisis, Asia, things were beginning to improve. Korea and Thailand had the best performing markets in the world in the third quarter. Both countries have begun to lower rates and their currencies are beginning to strengthen. Japan has begun to implement serious banking reform, and its currency is sharply higher against the dollar. Closer to home, our yield curve has begun to steepen, a sign of decreasing pressure at the margin on the economy. Fixed income spreads have begun to narrow. In the nascent recovery in stocks in the past week, small stocks have outperformed large ones. Risk preferences are beginning to shift again.

In every case, at the margin investors are slowly demanding lower risk premia. We think this is evidence the crisis is abating and that the risks of investing in equities are now lower than they have been in some time. This is not the majority view.

Lost on those now searching for safety and liquidity is the signal given by Warren Buffett. The world's most successful investor, who turned his allowance money into $30 billion, and who has for years preached the virtues of safety and liquidity, decided in late September to opt for illiquidity and leverage by bidding for Long-Term Capital's portfolio. Buffett has built his fortune in part by aggressively investing in assets when their prices are depressed due to real but overly discounted problems. In the bear market of 1974, when inflation and interest rates were rising, the Middle East was in turmoil, and politics was convulsed by Watergate, he aggressively bought stocks at the lowest prices in a generation. Earlier this year, he made a foray into the silver market when most investors had given up on ever making money in precious metals.

LM Value Institutional Portfolio

We agree with Buffett that significant opportunity exists in capital markets as a result of investors' sudden rediscovery of risk. The best opportunities are probably where the devastation has been greatest: in convergence trades in fixed income markets (betting that spreads between various types of instruments such as emerging markets debt and Treasuries will narrow), and in equities in small- and mid-sized stocks, REITs, and financials. Although the opportunities are greatest in areas we are not able to invest in, the market's decline in the third quarter created plenty in our venue. Since your fund started when the market turmoil was greatest, we were able to invest your initial capital quite advantageously.

We believe the worst is over in capital markets and that the present situation favors long-term value investing. The macroeconomic environment of low inflation, declining interest rates, and moderate growth is positive for equities. Federal Reserve policy is now engaged in preventing or short-circuiting a credit crunch, and Fed officials have made clear their willingness to further lower short-term interest rates to preserve the economic expansion. Stock prices have already recovered from the panic selling in the third quarter. We are quite optimistic about the long-term opportunities available in equities and welcome you as a shareholder.


Sincerely,




/s/ Bill Miller
________________
Bill Miller, CFA
President
Legg Mason Fund Adviser

November 10, 1998

PORTFOLIO MANAGER COMMENTARY
Brandywine Small Cap Value Portfolio


Dear Shareholder:

Brandywine commenced investment of the Small Cap Value Portfolio as of August 17, 1998. August is traditionally a slow and quiet month for the markets with many investors taking advantage of the last days of summer. However, August 1998 will be remembered for its triple calamity: Presidential admission of improprieties, U.S. military strikes in Africa and a crisis situation with the Russian ruble. These events, following on the heels of Asian economic meltdowns, precipitated at least a significant pause in the long-term bull market. For the first time in many quarters, the large cap stocks joined small caps in the downward market movement. Even the supposedly "safe" large growth companies fell, which often leads the way in a retreating market. For the month, the Russell 2000 fell 19.4% while the S&P 500 was off 14.5%.

The Portfolio declined by 15.2%(2) from inception to month end. The Russell 2000 declined 17.7% and the Russell 2000 Value declined 14.5% in that same time frame. Value investing was defensive within the small cap market as the Portfolio fell less than small caps overall, as represented by the Russell 2000.

September markets provided some relief from the downward trend. Even though there was little good news on either the global or domestic economic outlook, stocks rebounded from their deep declines of the last few months to generally move higher in the U.S. Small caps did better than large caps for the month, as the Russell 2000 rose 7.8% compared to a 6.4% gain for the S&P 500. The growth portion of the small cap market rebounded the strongest: the Russell 2000 Growth Index was up 10.1% while the Russell 2000 Value benchmark rose 5.6%.

The Small Cap Portfolio, however, lost 1.7% in the month. Although the Portfolio's stocks have extremely attractive valuations and we were fully invested, the Portfolio lagged the Russell small cap benchmarks during the September rally. The two sectors that had the greatest impact on the trailing performance were the financial stocks and the cyclical stocks, such as steels, chemicals, textiles, and manufacturing. In the financials in the Portfolio, we have significantly reduced our bank and savings and loan holdings as many of the stocks reached our sell targets--they no longer offered low valuations. These stocks were strong performers in the month, so our underweighted position hurt the Small Cap Portfolio. In the cyclical area, these stocks were weaker than the rest of the small cap market given investors' concerns about a deteriorating U.S. economy. However, because of the very attractive valuation levels that currently exist for these stocks, we had a greater weighting than either the Russell 2000 or the Russell 2000 Value indices. The one sector that did help the Portfolio versus the benchmarks was in the consumer non-durable area.

-------------------
(2) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gains distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

Brandywine Small Cap Value Portfolio

Market Outlook

The economy and the stock market have entered a period of increased volatility. Investors are concerned that worldwide economic problems will, through the twin channels of reduced export demand and falling U.S. consumer confidence, finally lower domestic corporate earnings. Brandywine's small cap value investment strategy has consistently provided downside protection versus the rest of the small cap market in such turbulent times.

Looking ahead, we remain optimistic about the performance opportunity available from our Small Cap Value Portfolio. Compared to large cap, small cap value stocks are now significantly cheaper than in 1990, which was the beginning of the last strong small cap performance cycle. In addition, our research shows that after previous periods when small caps lagged large caps for five years, over the next five years, small cap returns dominated the rest of the market. Finally, past small cap recoveries show that investors do not have to wait until the economy turns up before small caps offer attractive returns. In past economic downturns, small caps provided strong absolute and relative returns while the economy was still in the latter stages of decline. While we are not sure that we have or will enter an economic slowdown, this research indicates that a small cap upsurge can come sooner than today's dire economic concerns might indicate.

Sincerely,




/s/ Henry F. Otto                   /s/ Steven M. Tonkovich
_________________                   _______________________
Henry F. Otto                       Steven M. Tonkovich
Managing Director                   Managing Director
Brandywine Asset Management         Brandywine Asset Management

November 20, 1998

    STATEMENT OF NET ASSETS
    LM Institutional Fund Advisors II, Inc.
    LM Value Institutional Portfolio

    September 30,1998
    (Unaudited)

                                                 % OF
                                              NET ASSETS       SHARES / PAR       VALUE
----------------------------------------------------------------------------------------------
    COMMON STOCKS AND EQUITY INTERESTS              28.2%

    Banking                                          7.8%
    BankAmerica Corporation                                            700          $42,087
    BankBoston Corporation                                           2,000           66,000
    Chase Manhattan Corporation                                      2,600          112,450
    Citicorp                                                         1,000           92,937
    Fleet Financial Group, Inc.                                        600           44,062
                                                                              --------------
                                                                                    357,536

    Computer Services and Systems                    5.2%
    Compaq Computer Corporation                                      2,000           63,250(A)
    Dell Computer Corporation                                        1,400           92,050(A)
    Storage Technology Corporation                                   3,400           86,487(A)
                                                                              --------------
                                                                                    241,787

    Finance                                          2.3%
    Fannie Mae                                                       1,000           64,250
    MBNA Corporation                                                 1,500           42,938
                                                                              --------------
                                                                                    107,188

    Food, Beverage and Tobacco                       1.5%
    Philip Morris Companies, Inc.                                    1,500           69,094

    Health Care                                      0.9%
    Foundation Health Systems, Inc.                                  4,200           39,375


    Insurance                                        1.8%
    Conseco, Inc.                                                    1,400           42,788
    General Re Corporation                                             200           40,600
                                                                              --------------
                                                                                     83,388

    Media                                            3.9%
    America Online, Inc.                                             1,600          178,000(A)


    Real Estate                                      1.3%
    Starwood Hotels & Resorts                                        2,000           61,000

    LM Institutional Fund Advisors II, Inc.
    LM Value Institutional Portfolio

    September 30,1998
    (Unaudited)

                                                 % OF
                                              NET ASSETS       SHARES / PAR       VALUE
----------------------------------------------------------------------------------------------
    COMMON STOCKS AND EQUITY INTERESTS
    Retail Sales                                     0.9%
    Toys "R" Us, Inc.                                                2,500          $40,469(A)


    Savings and Loan                                 1.1%
    Washington Mutual, Inc.                                          1,500           50,625


    Telecommunications                               1.5%
    MCI WorldCom, Inc.                                               1,400           68,425

    TOTAL COMMON STOCKS AND
         EQUITY INTERESTS (IDENTIFIED COST $1,373,434)                            1,296,887
    ----------------------------------------------------------------------------------------

    U.S. GOVERNMENT OBLIGATIONS                     77.9%
    Freddie Mac Discount Notes, 5.1% 10/1/98
         (Identified Cost $3,580,000)                           $3,580,000        3,580,000
    ----------------------------------------------------------------------------------------

    TOTAL INVESTMENTS
         (IDENTIFIED COST $4,953,434)              106.1%                         4,876,887

    OTHER ASSETS LESS LIABILITIES                   (6.1%)                         (278,954)
                                                                              --------------

    NET ASSETS CONSISTING OF:
    Accumulated paid-in capital applicable to
         467,086 shares outstanding                             $4,670,865
    Undistributed net investment income                              3,615
    Unrealized appreciation/(depreciation) of investments          (76,547)
                                                              -------------

    NET ASSETS                                     100.0%                        $4,597,933
                                                                              ==============

    NET ASSET VALUE PER SHARE                                                         $9.84
                                                                              ==============
---------------------------------------------------------------------------------------------

(A) Non-income producing.

See Notes to Financial Statements

    STATEMENT OF OPERATIONS
    LM Institutional Fund Advisors II, Inc.
    LM Value Institutional Portfolio





----------------------------------------------------------------------------------------
                                                               For the Period
                                                            September 22, 1998(A)
                                                            to September 30, 1998
                                                            ---------------------
                                                                  (Unaudited)
    INVESTMENT INCOME:
        Dividends                                                            $30
        Interest                                                           4,845
                                                                -----------------
          Total investment income                                          4,875


    EXPENSES:
        Management fee                                                     1,008
        Other expenses                                                       840
                                                                -----------------
                                                                           1,848
          Less fees waived                                                  (588)
                                                                -----------------
          Total expenses, net of waivers                                   1,260
                                                                -----------------

    NET INVESTMENT INCOME                                                  3,615

    NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

        Unrealized appreciation/(depreciation) of investments            (76,547)
                                                                -----------------

    NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS               (76,547)
                                                                -----------------

    DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    ($72,932)
                                                                =================
----------------------------------------------------------------------------------------


(A) Commencement of operations.

See Notes to Financial Statements

    STATEMENT OF CHANGES IN NET ASSETS
    LM Institutional Fund Advisors II, Inc.
    LM Value Institutional Portfolio






-------------------------------------------------------------------------------

                                                            For the Period
                                                         September 22, 1998(A)
                                                         to September 30, 1998
                                                         ---------------------
                                                             (Unaudited)
    CHANGE IN NET ASSETS:

    Net investment income/(loss)                                     $3,615

    Decrease in unrealized appreciation of investments              (76,547)
                                                           -----------------

    Decrease in net assets resulting from operations                (72,932)


    Increase in net assets from
        Fund share transactions                                   4,655,865
                                                           -----------------

        Increase in net assets                                    4,582,933


    NET ASSETS:

        Beginning of period                                          15,000
                                                           -----------------

        End of period (including undistributed
             net investment income of $3,615)                    $4,597,933
                                                           =================
-------------------------------------------------------------------------------
(A) Commencement of operations.

See Notes to Financial Statements

   FINANCIAL HIGHLIGHTS
   LM Institutional Fund Advisors II, Inc.
   LM Value Institutional Portfolio


   Contained below is per share operating data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.


-----------------------------------------------------------------------------------------------
                                                                         September 22, 1998(A)
                                                                                   to
                                                                          September 30, 1998
                                                                        -----------------------
                                                                              (Unaudited)
   PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                                          $10.00
                                                                        ----------------
   Net investment income(B)                                                        0.01

   Net realized and unrealized gain/(loss) on investments                         (0.17)
                                                                        ----------------

   Total from investment operations                                               (0.16)
                                                                        ----------------

   Net asset value, end of period                                                 $9.84
                                                                        ================

   Total return                                                                   (1.60)%(C)

   RATIOS / SUPPLEMENTAL DATA:
   Ratios to average net assets
       Expenses(B)                                                                0.75%(D)
       Net investment income(B)                                                   2.15%(D)

   Portfolio turnover rate                                                           --

   Net assets, end of period                                                 $4,597,933
-----------------------------------------------------------------------------------------------

(A) Commencement of operations.
(B) Net of fees waived by LMIA pursuant to a voluntary expense limitation of 0.75% until July 31, 1999. If no fees had been waived by LMIA, the annualized ratio of expenses to average daily net assets for the period would have been 1.10%.
(C) Not annualized
(D) Annualized

See Notes to Financial Statements

    STATEMENT OF NET ASSETS
    LM Insitiutional Fund Advisors II, Inc.
    Brandywine Small Cap Value Portfolio

    September 30, 1998
    (Unaudited)

                                                     % OF
                                                  NET ASSETS          SHARES       VALUE
-----------------------------------------------------------------------------------------------
    COMMON STOCKS AND EQUITY INTERESTS                  98.3%
    Aerospace/Defense                                    0.6%
    Aviall, Inc.                                                       1,000        $10,437(A)

    Apparel                                              3.1%
    Brylane Inc.                                                         400          6,400(A)
    Nine West Group, Inc.                                              1,800         17,212(A)
    Oxford Industries, Inc.                                              400         12,300
    The Dress Barn, Inc.                                                 600          7,275(A)
    The Finish Line, Inc.                                                600          5,587(A)
    The Gymboree Corporation                                             600          4,500(A)
                                                                                ------------
                                                                                     53,274
    Automotive                                           1.5%
    Aftermarket Technology Corp.                                       1,000         11,000(A)
    The Standard Products Company                                        800         14,000
                                                                                ------------
                                                                                     25,000
    Chemicals                                            7.8%
    A. Schulman, Inc.                                                  1,700         24,013
    Ethyl Corporation                                                  4,200         16,800
    Georgia Gulf Corporation                                           1,600         25,000
    M. A. Hanna Company                                                2,500         28,125
    The General Chemical Group Inc.                                    1,000         18,875
    Wellman, Inc.                                                      1,600         20,400
                                                                                ------------
                                                                                    133,213
    Commercial/Industrial Services                       7.1%
    CDI Corp.                                                            500         11,375(A)
    Fleming Companies, Inc.                                            1,900         23,275
    Hughes Supply, Inc.                                                  600         17,100
    Input/Output, Inc.                                                 1,100          8,731(A)
    Oceaneering International, Inc.                                    1,100         15,675(A)
    Olsten Corporation                                                 1,000          5,687
    Wallace Computer Services, Inc.                                    2,200         39,463
                                                                                ------------
                                                                                    121,306
    Computer Services and Systems                        1.2%
    Structural Dynamics Research Corporation                           1,800         20,250(A)

    LM Insitiutional Fund Advisors II, Inc.
    Brandywine Small Cap Value Portfolio

    September 30, 1998
    (Unaudited)

                                                     % OF
                                                  NET ASSETS          SHARES       VALUE
-----------------------------------------------------------------------------------------------
    COMMON STOCKS AND EQUITY INTERESTS
    Construction and Building Materials                  1.7%
    Lone Star Industries, Inc.                                           500        $29,875

    Electrical Equipment and Electronics                 5.5%
    Belden Inc.                                                        1,300         17,469
    CompuCom Systems, Inc.                                             2,300          9,200(A)
    InaCom Corp.                                                         800         15,100(A)
    MagneTek, Inc.                                                     1,600         17,500(A)
    Pioneer-Standard Electronics, Inc.                                 1,600         10,100
    Sawtek, Inc.                                                       1,100         15,537(A)
    UCAR International, Inc.                                             500          9,000(A)
                                                                                ------------
                                                                                     93,906
    Entertainment and Leisure                            2.6%
    Arctic Cat, Inc.                                                   2,100         18,769
    Boyd Gaming Corporation                                            1,000          3,625(A)
    Grand Casinos, Inc.                                                2,100         16,669(A)
    Midway Games Inc.                                                    500          5,844(A)
                                                                                ------------
                                                                                     44,907
    Financial Services                                   2.9%
    Advanta Corp.                                                      1,900         24,463
    BankAtlantic Bancorp, Inc.                                         1,800         12,937
    IMC Mortgage Company                                               1,500          2,953(A)
    Interpool, Inc.                                                      700          8,269
    Southern Pacific Funding Corporation                               1,000            562(A)
                                                                                ------------
                                                                                     49,184
    Food, Beverage and Tobacco                           3.3%
    Consolidated Cigar Holdings Inc.                                   1,500         14,906(A)
    DIMON, Incorporated                                                2,200         23,238
    Herbalife International, Inc.                                      1,500         13,875
    M&F Worldwide Corp.                                                  500          4,969(A)
                                                                                ------------
                                                                                     56,988
    Gas/Pipeline                                         6.1%
    Marine Drilling Companies, Inc.                                    1,300         14,950(A)
    Offshore Logistics, Inc.                                           1,100         13,888(A)
    Pride International, Inc.                                          2,500         20,000(A)

    LM Insitiutional Fund Advisors II, Inc.
    Brandywine Small Cap Value Portfolio

    September 30, 1998
    (Unaudited)

                                                     % OF
                                                  NET ASSETS          SHARES       VALUE
-----------------------------------------------------------------------------------------------
    COMMON STOCKS AND EQUITY INTERESTS
    Gas/Pipeline (continued)
    SEACOR Smit Inc.                                                     700        $29,050(A)
    Tuboscope Inc.                                                     2,300         26,737(A)
                                                                                ------------
                                                                                    104,625
    Health Care                                          1.7%
    Genesis Health Ventures, Inc.                                      1,800         22,050(A)
    NovaCare, Inc.                                                       700          2,144(A)
    Sun Healthcare Group, Inc.                                           700          4,550(A)
                                                                                ------------
                                                                                     28,744
    Industrial                                           5.7%
    Cincinnati Milacron Inc.                                           2,000         30,875
    Flowserve Corporation                                                900         18,225
    Regal-Beloit Corporation                                           1,000         22,250
    Watts Industries, Inc.                                             1,400         25,200
                                                                                ------------
                                                                                     96,550
    Insurance                                            9.9%
    Acceptance Insurance Companies Inc.                                1,100         22,894(A)
    Foremost Corporation of America                                    1,400         25,638
    Frontier Insurance Group, Inc.                                     1,900         25,175
    MMI Companies, Inc.                                                  900         16,144
    Nymagic, Inc.                                                        500         12,688
    Selective Insurance Group, Inc.                                    1,500         28,688
    UICI                                                               2,300         37,950(A)
                                                                                ------------
                                                                                    169,177
    Metals and Mining                                   11.8%
    Armco Inc.                                                         8,100         40,500(A)
    Citation Corporation                                                 900          8,550(A)
    Cleveland-Cliffs Inc.                                                600         23,400
    Commercial Metals Company                                            400          9,200
    Hexcel Corporation                                                 1,800         19,350(A)
    Intermet Corporation                                               1,300         16,494
    Kaiser Aluminum Corporation                                        4,000         24,500(A)
    MAXXAM Inc.                                                          400         21,850(A)
    National Steel Corporation                                         2,200         15,400
    Titanium Metals Corporation                                        1,600         22,600
                                                                                ------------
                                                                                    201,844

    LM Insitiutional Fund Advisors II, Inc.
    Brandywine Small Cap Value Portfolio

    September 30, 1998
    (Unaudited)

                                                     % OF
                                                  NET ASSETS          SHARES       VALUE
-----------------------------------------------------------------------------------------------
    COMMON STOCKS AND EQUITY INTERESTS
    Miscellaneous Manufacturing                          2.2%
    AGCO Corporation                                                   4,700        $31,138
    Exide Corporation                                                    500          5,750
                                                                                ------------
                                                                                     36,888
    Process Industries                                   5.0%
    P.H. Glatfelter Company                                            1,000         13,063
    Rock-Tenn Company                                                  1,700         18,806
    Silgan Holdings Inc.                                               1,000         23,750(A)
    The Dexter Corporation                                             1,200         29,400
                                                                                ------------
                                                                                     85,019
    Restaurants                                          1.5%
    Landry's Seafood Restaurants, Inc.                                 1,500         10,125(A)
    Lone Star Steakhouse & Saloon, Inc.                                2,000         15,250(A)
                                                                                ------------
                                                                                     25,375
    Retail                                               1.4%
    Global DirectMail Corp                                             1,900         23,869(A)

    Technology                                           0.8%
    BancTec, Inc.                                                      1,000         14,250(A)

    Telecommunications                                   1.0%
    CellStar Corporation                                               1,400          6,038(A)
    General Semiconductor, Inc.                                        1,800         10,800(A)
                                                                                ------------
                                                                                     16,838
    Textiles                                             2.9%
    Burlington Industries, Inc.                                        3,100         29,450(A)
    Guilford Mills, Inc.                                               1,300         19,337
                                                                                ------------
                                                                                     48,787
    Transportation                                       5.4%
    Arnold Industries, Inc.                                            1,900         27,312
    Consolidated Freightways Corporation                               1,200          9,900(A)
    Roadway Express, Inc.                                              1,000         11,000
    USFreightways Corporation                                          1,300         25,837
    Yellow Corporation                                                 1,400         18,900(A)
                                                                                ------------
                                                                                     92,949

    LM Insitiutional Fund Advisors II, Inc.
    Brandywine Small Cap Value Portfolio

    September 30, 1998
    (Unaudited)

                                                     % OF
                                                  NET ASSETS          SHARES       VALUE
-----------------------------------------------------------------------------------------------
    COMMON STOCKS AND EQUITY INTERESTS
    Utilities                                            5.6%
    Calpine Corporation                                                1,000        $20,250(A)
    El Paso Electric Company                                           3,000         29,062(A)
    Public Service Company of New Mexico                               2,100         46,593
                                                                                ------------
                                                                                     95,905
    TOTAL COMMON STOCKS AND
         EQUITY INTERESTS (IDENTIFIED COST - $1,988,443)                          1,679,160
    ----------------------------------------------------------------------------------------

    TOTAL INVESTMENTS (IDENTIFIED COST $1,988,443)      98.3%                    $1,679,160

    OTHER ASSETS LESS LIABILITIES                        1.7%                        29,795
                                                                                ------------

    NET ASSETS CONSISTING OF:
    Accumulated paid-in capital applicable to:
         201,500 shares outstanding                               $2,015,000
    Undistributed net investment income                                3,238
    Unrealized depreciation of investments                          (309,283)
                                                                 ------------


    NET ASSETS                                         100.0%                    $1,708,955
                                                                                ============

    NET ASSET VALUE PER SHARE                                                         $8.48
                                                                                ============
-----------------------------------------------------------------------------------------------

(A) Non-income producing.

See Notes to Financial Statements

    STATEMENT OF OPERATIONS
    LM Institutional Fund Advisors II, Inc.
    Brandywine Small Cap Value Portfolio

---------------------------------------------------------------------------------------------
                                                                    For the Period
                                                                   August 17, 1998(A)
                                                                 to September 30, 1998
                                                               --------------------------
                                                                     (Unaudited)
    INVESTMENT INCOME:
       Dividends                                                             $2,976
       Interest                                                               2,053
                                                                   -----------------

         Total investment income                                              5,029

    EXPENSES:
       Management fee                                                         1,369
       Other expenses                                                           527
                                                                   -----------------
                                                                              1,896
         Less fees waived                                                      (105)
                                                                   -----------------
         Total expenses, net of waivers                                       1,791
                                                                   -----------------

    NET INVESTMENT INCOME                                                     3,238

    NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

       Unrealized appreciation/(depreciation) of investments               (309,283)
                                                                   -----------------


    NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                 (309,283)
                                                                   -----------------

    DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      ($306,045)
                                                                   =================
---------------------------------------------------------------------------------------------

(A) Commencement of operations.

See Notes to Financial Statements

    STATEMENT OF CHANGES IN NET ASSETS
    LM Institutional Fund Advisors II, Inc.
    Brandywine Small Cap Value Portfolio

----------------------------------------------------------------------------------------------
                                                                     For the Period
                                                                    August 17, 1998(A)
                                                                  to September 30, 1998
                                                                --------------------------
                                                                      (Unaudited)
    CHANGE IN NET ASSETS:

    Net investment income/(loss)                                              $3,238

    Decrease in unrealized appreciation of investments
         and currency transactions                                          (309,283)
                                                                    -----------------

    Decrease in net assets resulting from operations                        (306,045)

    Increase in net assets from
        Fund share transactions                                            2,000,000
                                                                    -----------------

        Increase in net assets                                             1,693,955


    NET ASSETS:

        Beginning of period                                                   15,000
                                                                    -----------------

        End of period (including undistributed
             net investment income of $3,238)                             $1,708,955
                                                                    =================
----------------------------------------------------------------------------------------------

(A) Commencement of operations.

See Notes to Financial Statements

    FINANCIAL HIGHLIGHTS
    LM Institutional Fund Advisors II, Inc.
    Brandywine Small Cap Value Portfolio


    Contained below is per share operating data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

-----------------------------------------------------------------------------------------------
                                                                       For the Period
                                                                      August 17, 1998(A)
                                                                    to September 30, 1998
                                                                      -----------------
                                                                        (Unaudited)
    PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning of period                                        $10.00
                                                                      -----------------
    Net investment income (B)                                                     0.02

    Net realized and unrealized gain/(loss) on investments                       (1.54)
                                                                      -----------------

    Total from investment operations                                             (1.52)
                                                                      -----------------

    Net asset value, end of period                                               $8.48
                                                                      =================

    Total return                                                                (15.20)%(C)

    RATIOS / SUPPLEMENTAL DATA:
    Ratios to average net assets
       Expenses (B)                                                              0.85%(D)
       Net investment income (B)                                                 1.54%(D)

    Portfolio turnover rate                                                         --

    Net assets, end of period                                               $1,708,955
-----------------------------------------------------------------------------------------------

(A)  Commencement of operations.
(B) Net of fees waived by LMIA pursuant to a voluntary expense limitation of 0.85% until July 31, 1999. If no fees had been waived by LMIA, the annualized ratio of expenses to average daily net assets for the period would have been 0.90%.
(C)  Not annualized
(D)  Annualized

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
LM Institutional Fund Advisors II, Inc.
(Unaudited)

1.    SIGNIFICANT ACCOUNTING POLICIES
LM Institutional Fund Advisors II, Inc. ("Corporation"), consisting of the LM Value Institutional Portfolio ("Value Institutional") and the Brandywine Small Cap Value Portfolio ("Brandywine Small Cap") (each a "Portfolio"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each Portfolio consists of two classes of shares: Institutional Class, offered since September 22, 1998 for Value Institutional and since August 17, 1998 for Brandywine Small Cap, and Financial Intermediary Class, which has not commenced operations. The income and expenses for each Portfolio are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

SECURITY VALUATION
Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities and listed securities, for which no sales price is available, are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS
Dividend and interest income and expenses are recorded on an accrual basis. Net investment income for dividend purposes consists of dividends and interest earned, less expenses.

Dividends from net investment income and distributions from capital gains are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid quarterly for Value Institutional and annually for Brandywine Small Cap. Distributions from net capital gains, if available, will be made annually for both Value Institutional and Brandywine Small Cap. Additional distributions will be made when necessary.

INVESTMENT TRANSACTIONS
Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 1998, $278,653 was payable for securities purchased but not yet received for Value Institutional, and there were no pending trades for Brandywine Small Cap.

REPURCHASE AGREEMENTS
All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Portfolios' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Portfolios' investment advisers, acting under the supervision of their Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolios' enter into repurchase agreements to evaluate potential risks.

FEDERAL INCOME TAXES
No provision for federal income or excise taxes is required since the Portfolios intend to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

USE OF ESTIMATES
The preparation of financial statements in accordance with generally accepted acounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.    INVESTMENT TRANSACTIONS
For the six months ended September 30, 1998, investment transactions (excluding short-term investments) were as follows:

                              Purchases   Proceeds from Sales
-------------------------------------------------------------
Value Institutional          $1,373,434          $--
Brandywine Small Cap          1,988,443           --

LM Institutional Fund Advisors II, Inc.
(Unaudited)

At September 30, 1998, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Portfolio were as follows:

                             Cost       Appreciation   (Depreciation)    Net
                         ------------------------------------------------------
Value Institutional       $1,373,434      $1,575          $(78,122)   $(76,547)
Brandywine Small Cap       1,988,443      25,482          (334,765)   (309,283)


3.    TRANSACTIONS WITH AFFILIATES
Each Portfolio has a management agreement with LM Institutional Advisors, Inc. ("Manager"). Pursuant to their respective agreements, the Manager provides the Portfolios with management and administrative services for which each Portfolio pays a fee, computed daily and payable monthly at an annual rate of 0.60% and 0.65% of the average daily net assets of Value Institutional and Brandywine Small Cap, respectively.

The Manager has agreed to waive its fees in any month to the extent a Portfolio's expenses during that month (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed annual rates of that Portfolio's average daily net assets as follows: 0.75% for Value Institutional and 0.85% for Brandywine Small Cap, until July 31, 1999. For the period ended September 30, 1998, management fees of $588 and $105 were waived for Value Institutional and Brandywine Small Cap, respectively; and $420 and $1,264 were due to the Manager by Value Institutional and Brandywine Small Cap, respectively.

Legg Mason Fund Adviser, Inc. ("LMFA") serves as investment adviser to Value Institutional. LMFA is responsible for the actual investment activity of the Portfolio. The Manager pays LMFA a fee for its services at an annual rate equal to 0.55% of the Portfolio's average daily net assets.

Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to Brandywine Small Cap. Brandywine is responsible for the actual investment activity of the Portfolio. The Manager pays Brandywine a fee for its services at an annual rate equal to 0.60% of the Portfolio's average daily net assets.

Legg Mason Wood Walker, Incorporated ("LMWW"), a member of the New York Stock Exchange, serves as distributor of the Portfolios. LMWW will receive from each Portfolio an annual distribution fee of 0.25% of the average daily net assets of the Financial Intermediary Class of each Portfolio, computed daily and payable monthly.

No brokerage commissions were paid to LMWW or its affiliates during the period ended September 30, 1998.

LMFA, Brandywine, LMWW and the Manager are wholly owned subsidiaries of Legg Mason, Inc.

4.    FUND SHARE TRANSACTIONS
At September 30, 1998, there were seven billion shares authorized at $0.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                       Reinvestment
                                     Sold            of Distributions     Repurchased          Net Change
                             -------------------------------------------------------------------------------------
                              Shares      Amount      Shares   Amount   Shares   Amount    Shares      Amount
------------------------------------------------------------------------------------------------------------------
Value Institutional
Institutional Class
Period ended
September 30, 1998(A)         465,586    $4,655,865      --      $--       --      $--     465,586   $4,655,865

Brandywine Small Cap
Institutional Class
Period ended
September 30, 1998(B)         200,000    $2,000,000      --      $--       --      $--     200,000   $2,000,000
------------------------------------------------------------------------------------------------------------------

(A) For the period September 22, 1998 (commencement of operations) to September 30, 1998.
(B) For the period August 17, 1998 (commencement of operations) to September 30, 1998.

LM INSTITUTIONAL FUND ADVISORS II, INC.

Investment Manager
LM Institutional Advisors, Inc.
P.O. Box 17635
Baltimore, Maryland 21297-1635
1-888-425-6432

Investment Advisers
Legg Mason Fund Adviser, Inc.
100 Light Street
Baltimore, Maryland 21202

Brandywine Asset Management, Inc.
Three Christina Centre, Suite 1200
201 North Walnut Street
Wilmington, Delaware 19801



    This report is not to be distributed unless preceded or accompanied by a prospectus.